UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 3, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                  1-143           38-0572515
            -----------------                  -----           ----------
        (State or other jurisdiction of     (Commission     (I.R.S. Employer
        Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)



      Registrant's telephone number, including area code (313) 556-5000
                                                         --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03(a) Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 3, 2006, the Board of Directors of General Motors Corporation ("GM" or the "Corporation") amended sections 1.7, 1.8, 2.1 and 2.2 of the Corporation's bylaws dealing with director elections and adopted a new bylaw, section 1.12, dealing with procedures for stockholder action by written consent, all effective immediately.

Section 1.7 has been amended to delete the reference to election of directors by a plurality of the votes present at the meeting.

Section 1.8 has been amended to delete the reference to the procedure for setting the record date for stockholder action by written consent, which is now handled by new section 1.12.

New section 1.12 has been added to the bylaws to define the procedures for stockholder action by written consent.

Section 2.1 has been amended to specify the number of Directors as 12, to provide that the Board may change the number of Directors by resolution, and to eliminate a provision that the Board determined the number of Directors between eight and 20.

Section 2.2 has been amended to add provisions for majority voting for the election of Directors in uncontested elections and for the resignation and replacement of incumbent Directors who do not receive more than 50% of the votes cast in an uncontested election


ITEM 8.01  Other Events

On October 3, 2006, GM issued a news release dealing with changes to its bylaws and corporate governance policies, including the adoption of majority voting in director elections. Copies of the news release and of the new corporate governance policies referred to in the release are attached as exhibits to this Current Report on Form 8-K.


ITEM 9.01  Financial Statements and Exhibits

Exhibit  Description

3.1 Section 1.7 of the Corporation's bylaws, as amended
3.2 Section 1.8 of the Corporation's bylaws, as amended
3.3 Section 1.12 of the Corporation's bylaws, as adopted
3.4 Section 2.1 of the Corporation's bylaws, as amended
3.5 Section 2.2 of the Corporation's bylaws, as amended

99.1  GM News Release dated October 3, 2006
99.2  Resignation Policy Related to Majority Voting for Directors
99.3 Recoupment Policy Related to Unearned Incentive Compensation for Executive Officers

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  October 3, 2006               By:  /s/PAUL W. SCHMIDT
                                     ---  ------------------
                                          (Paul W. Schmidt, Controller)